Exhibit 99.5

INVESTOR MEETING

2015 SANTA CLARA

Kirk Skaugen

Senior Vice President & General Manager,

Client Computing Group

CLIENT COMPUTING SUMMARY

PC Stabilizing With Unprecedented Innovation

Segmentation, Integration & IP Reuse Maximizing Revenue & Margin

Growing at Market in Tablets, Expanding Wireless, & Reducing Losses

CLIENT COMPUTING SUMMARY

PC Stabilizing With Unprecedented Innovation

Segmentation, Integration & IP Reuse Maximizing Revenue & Margin

Growing at Market in Tablets, Expanding Wireless, & Reducing Losses

PC Installed Base = Opportunity

~1B PCs

“Intel Unveils New Chip

~600M PCs “There has never been a Design It Says Will Bring

better time to buy a PC” More Than Speed”

Oct 29, 2015 Sept 2, 2015

Millions “Intel’s Skylake “The PC: Suddenly,

Will Power PCS Surprisingly Alive”

as Thin as Tablets” November 11, 2015

Sept 2, 2015

Source: Intel

* Other names and brands may be claimed as the property of others.

STRATEGY FOR PC STABILIZATION

Product & Form Factor New Segmentation Innovation User Experiences

Cortana

If it is Smart and Connected, it is Best with Intel

*	Other names and brands may be claimed as the property of others.
5

INTEL’S BEST PROCESSOR EVER

6th Gen Intel® Core™ & First Xeon® for Mobile Workstation

INTEL'S BEST PROCESSOR EVER

6th Gen Intel® Core™ & First Xeon® for Mobile Workstation

+ Windows 10

UP TO **2.5X** FASTER PERFORMANCE[1]

UP TO **30X** GRAPHICS IMPROVEMENT[2]

UP TO **3X** LONGER BATTERY LIFE[3]

Intel's **MOST SECURE** Platform[4,5]

1 Source: Intel Corporation. Based on SySmark 2014 scores comparing Intel® Core™ i5-6200U and Intel® Core™ i5-520UM. As compared to a 5 year old system. See Appendix for configurations
2 Source: Intel Corporation. Based on 3DMark Cloud Gate Gfx scores comparing Intel® Core™ i5-6200U and Intel® Core™ i5-520UM. As compared to a 5 year old system. See Appendix for configurations
3 Source: Intel Corporation. Based on local HD video playback score comparing Intel® Core™ i5-6200U and Intel® Core™ i5-520UM. As compared to a 5 year old system. See Appendix for configurations
4. No computer system can provide absolute security under all conditions. Built-in security features available on select Intel® processors may require additional software, hardware, services and/or an Internet connection. Results may vary depending upon configuration. Consult your system manufacturer for more details.
5. Intel's most secure platform is based upon new security features and technologies available on Intel® 6th Gen Core platforms.

*Other brands and names may be claimed as the property of others
Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more complete information visit http://www.intel.com/performance

7 intel INVESTOR MEETING 2015 SANTA CLARA

SEGMENTING THE MARKET NEW FORM FACTORS

2in1 Detachable

2in1 Convertible

NOTEBOOK Thin, Light Clamshell

g

Circa 2010 2015

Mobile

Workstation Gaming Tower

DESKTOP All In One

Portable All In One

Compute Traditional Stick Small Form Tower Mini Pc Factor Tower

* Other names and brands may be claimed as the property of others.

INNOVATION: 2 IN 1

1%

-7% -4%

-10% 1.5X 8-12 ~40%

MONTHS

NB Growth w/ 2in1 NB Growth w/o 2in1 PROJECTED EARLIER HAD CONSIDERED

GROWTH REFRESH OF A TABLET AS #1 ‘15-16 2 NOTEBOOK PC 1 ALTERNATIVE1

1. Source Intel

2. Forecast is based on current expectations given available information and is subject to change without notice

* Other names and brands may be claimed as the property of others.

INNOVATION IN DESKTOP

26% 30%

GROWTH ‘15 – ‘16 2 GROWTH ‘15 – ‘16 2 12% 8 46%

MONTHS

GROWTH 2 REFRESHING PURCHASING ON ‘15 – ‘18 DESKTOP PC “WANT” VS. NEED 1 EARLIER 1

GAMIN COMPUTE STI MINI PC

in GROWTH Gaming in Mini GROWTH Form Factors in All in Ones GROWTH & Portable AIOs

1. Source Intel

2. Forecast is based on current expectations given available information and is subject to change without notice

* Other names and brands may be claimed as the property of others.

USER PAIN POINTS

Wires Passwords Legacy Interfaces

* Other names and brands may be claimed as the property of others.

NEW USER EXPERIENCES

Natural User No Wires No Passwords Interfaces

DO CKI NG

& DIS PL AY wireless DA TA

CHARGING

Cortana

Driving industry standards, system enabling & end to end experiences.

* Other names and brands may be claimed as the property of others.

CLIENT COMPUTING SUMMARY

PC Stabilizing With Unprecedented Innovation

Segmentation, Integration & IP Reuse Maximizing Revenue & Margin

Growing at Market in Tablets, Expanding Wireless, & Reducing Losses

PC SEGMENTATION ACTIONS

Cost Integration Sell-up

Small Core Product

audio graphics touch

14nm

Imaging sensor security processing hub

MAINTAIN/GROW ASP up 4.5% from 20101

MSS up 10% from 20101 Core MIX > 70% an all time high1

1. Source Intel

INCREASING SHARE OF WALLET THROUGH INNOVATION

Discrete to Integrated

Wi-Fi™ Intel® Optane™ Thunderbolt™ 3 Iris™ Graphics

& WiGIG™ SSDs

6X DESIGNS ON PC WI-FI 1 ~70% GRAPHICS SHARE 2

#1 BY VOLUME COMING 2016 6TH GEN CORE MOBILE 2.5X WIGIG DESIGNS YOY 2X DESIGNS YOY

1. ABI Research

2 Q3’15 Mercury Research

* Other names and brands may be claimed as the property of others.

CLIENT COMPUTING SUMMARY

PC Stabilizing With Unprecedented Innovation

Segmentation, Integration & IP Reuse Maximizing Revenue & Margin

Growing at Market in Tablets, Expanding Wireless, & Reducing Losses

MOBILE & WIRELESS: BUILDING TO A 5G FUTURE

Wireless IP Competing New SoC Platforms & Ecosystem Leadership Development in Mobile Devices Partnerships

5G

IMPROVING MOBILE PROFITABILITY IN CCG

~$800M IN 2016

* Other names and brands may be claimed as the property of others.

CCG 2016 EXPECTATIONS

PC Market projection: Slightly down, vs. 3rd party projections of ~flat

CCG Revenue: Flat to low single-digit growth CCG Op Profit: Growth in the low double digits

Note: 2016 fiscal year has 53 work weeks.

Forecast is based on current expectations given available information and is subject to change without notice.

Source: Intel

CLIENT COMPUTING SUMMARY

Stabilizing PC With Unprecedented Innovation

Segmentation, Integration & IP Reuse Maximizing Revenue & Margin

Growing at Market in Tablets, Expanding Wireless, & Reducing Losses

INVESTOR MEETING

2015 SANTA CLARA

RISK FACTORS

The above statements and any others in this document that refer to future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “should,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations. Demand for Intel’s products is highly variable and could differ from expectations due to factors including changes in business and economic conditions; consumer confidence or income levels; the introduction, availability and market acceptance of Intel’s products, products used together with Intel products and competitors’ products; competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields. Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new products or incorporate new features into existing products, which may result in restructuring and asset impairment charges. Intel’s results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Results may also be affected by the formal or informal imposition by countries of new or revised export and/or import and doing-business regulations, which could be changed without prior notice. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term. The amount, timing and execution of Intel’s stock repurchase program could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and as a result of changes to Intel’s cash flows or changes in tax laws. Product defects or errata (deviations from published specifications) may adversely impact our expenses, revenues and reputation. Intel’s results could be affected by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property. Intel’s results may be affected by the timing of closing of acquisitions, divestitures and other significant transactions. In addition, risks associated with our pending acquisition of Altera are described in the “Forward Looking Statements” paragraph of Intel’s press release dated June 1, 2015, which risk factors are incorporated by reference herein. A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Form 10-Q, Form 10-K and earnings release.